Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

AOT SOFTWARE PLATFORM ETF (AOTS)
July 29, 2026
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated December 15, 2025
The Board of Trustees of EA Series Trust (the “Trust”) has approved a proposal to liquidate the AOT Software Platform ETF (the “Fund”), a series of the Trust. The Fund will be liquidated and dissolved on or about August 19, 2026 (the “Liquidation Date”).
To provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, effective immediately, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s Prospectus. The liquidation of the Fund’s portfolio holdings may result in brokerage and other transaction costs, which will be borne by the Fund and its shareholders.
The Fund will no longer accept orders for new creation units after the close of business on August 18, 2026, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. On the Liquidation Date, the Fund will redeem all of its outstanding shares at their net asset value, and proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date. On the Liquidation Date, all outstanding shares of the Fund will be cancelled, and the Fund will cease operations.
Shareholders may sell their holdings of the Fund on the Fund’s exchange until the Liquidation Date and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. There can be no assurance that there will be an active trading market for Fund shares prior to the Liquidation Date.
Shareholders who continue to hold shares of the Fund on the Fund’s Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the Fund on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on the Fund’s exchange prior to the Liquidation Date.
Prior to the Liquidation Date, the Fund may declare and pay its shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.
The Fund may pay more than one liquidating distribution. Distribution of liquidation proceeds, if any, to the Fund’s shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.
Please retain this Supplement for future reference.